Exhibit 10.1

This MEDIATION AGREEMENT is entered into this 15th day of September, 2017 (the “Effective Date”), by and between Antony Mitchell (“Mitchell”) and Emergent Capital, Inc. (the “Company”) (together, the “Parties”).

1.                                      Mitchell shall resign as Chief Executive Officer of the Company and as a member of the Board of Directors of the Company and shall waive, release and remise any entitlement he has or may have to any form of severance under his employment agreement upon the receipt of mutually acceptable agreements.

2.                                      No later than September 22, 2017, the Parties will execute a full separation agreement and release of claims (“Release”) in a form negotiated by their respective counsel.

3.                                      The Company will pay $150,000 in legal fees per and upon Mitchell’s direction.

4.                                      The meeting of the Board of Directors of the Company currently scheduled for September 19, 2017 is hereby postponed until after September 22, 2017 and will not be rescheduled in the event that mutually acceptable agreements are reached under Section 1.

ANTONY MITCHELL		EMERGENT CAPITAL, INC.

/s/ Antony Mitchell		By:	/s/ Patrick J. Curry

		Its	Interim CEO

Date:	9/15/17	Date:	9/15/17